HIGHLAND FUNDS II (formerly, PYXIS FUNDS II)

Supplement dated September 10, 2013 to the Summary Prospectus for Highland Trend Following Fund (the “Fund”)

(formerly, Pyxis Trend Following Fund)

and the Highland Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2013, as supplemented or amended from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

The Board of Trustees of the Fund, at a meeting held on August 29, 2013, determined that the Fund’s investment adviser, Highland Capital Management Fund Advisors, L.P. (“HCMFA”) (formerly, Pyxis Capital, L.P.), would assume sole advisory responsibility for the Fund and that the Fund would no longer utilize a sub-adviser. Effective immediately, the assets of the Fund will be managed solely by HCMFA. The portfolio management of the Fund will not change because the portfolio manager, who was previously an employee of the sub-adviser, Incline Analytics LLC (“Incline”), is now an employee of HCMFA.

As a result, effective immediately, all information and references regarding Incline are deleted accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.